UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 18, 2023

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation or organization)

001-38911	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

70 St. Mary Axe

London EC3A 8BE
United Kingdom

(Address of Principal Executive Offices)

Not applicable

(Zip Code)

(44) 207-433-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On September 18, 2023, Clarivate Plc (the “Company”) entered into the Second Amendment to Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”) between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”). The Board of Directors adopted the Tax Benefits Preservation Plan to protect the availability of the Company’s U.S. net operating loss carryforwards (“NOLs”) and certain other U.S. tax attributes, which can be utilized in certain circumstances to offset future U.S. tax liabilities and intended to reduce the likelihood of such an ownership change at the Company by deterring any person or group that would be treated as a 5% shareholder from acquiring beneficial ownership, as determined for relevant tax purposes, of either (i) 4.9% or more of the outstanding Ordinary Shares of the Company or (ii) 4.9% or more (by value) of the Company’s capital stock, and deterring existing shareholders who meet or exceed this ownership threshold from acquiring additional Company stock. The Tax Benefits Preservation Plan was originally entered into on December 21, 2022, was amended by the First Amendment to Tax Benefits Preservation Plan dated January 6, 2023, and was scheduled to expire at the close of business on October 31, 2023. The Second Amendment to Tax Benefits Preservation Plan, which was approved by the Company’s Board of Directors, provides for a final expiration date of the Tax Benefits Preservation Plan of end of day October 1, 2023.

The original Tax Benefits Preservation Plan is described in and included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed December 22, 2022. The First Amendment to Tax Benefits Preservation Plan, dated January 6, 2023, is filed as Exhibit 4.15 to the Company’s Annual Report on 10-K filed March 1, 2023. The Second Amendment to Tax Benefits Preservation Plan, dated September 18, 2023, is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

Earlier today, the Company announced the termination of the Tax Benefits Preservation Plan as of end of day October 1, 2023, and issued a press release relating to such events, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

No.	Description
4.1	Second Amendment dated as of September 18, 2023, to the Tax Benefits Preservation Plan dated as of December 22, 2022
99.1	Press Release issued by Clarivate Plc dated September 18, 2023
104	The cover page from the Company’s Current Report on Form 8-K dated September 18, 2023, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: September 18, 2023	By:	/s/ Jonathan Collins
	Name:	Jonathan Collins
	Title:	Executive Vice President & Chief Financial Officer